UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on November 4, 2023, BigBear.ai Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Mergers (the “Merger Agreement”) with Pangiam Ultimate Holdings, LLC (“Seller”), Pangiam Intermediate Holdings, LLC (“Pangiam”), a direct, wholly-owned subsidiary of Seller, Pangiam Merger Sub, Inc. (“Merger Sub”), a direct, wholly-owned subsidiary of the Company and Pangiam Purchaser, LLC, a direct, wholly-owned subsidiary of the Company (“Purchaser”), pursuant to which, Merger Sub will first merge with and into Pangiam and Pangiam will subsequently merge with and into Purchaser, with Purchaser surviving such merger as a wholly-owned subsidiary of the Company, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 29, 2024 (the “Proxy Statement”). The Company held a special meeting of stockholders (the “Special Meeting”) on February 27, 2024 to consider and vote upon the proposals identified in the Proxy Statement. A total of 110,078,259 shares of common stock of the Company, par value $0.0001 (“Company Common Stock”), were present virtually or represented by proxy at the Special Meeting, representing approximately 70% of the outstanding Company Common Stock as of the January 24, 2024 record date, constituting a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Special Meeting, each of which were described in the Proxy Statement.

Proposal No. 1 – Approval of the issuance of a number of shares of Company Common Stock required in connection with the transactions contemplated by the Merger Agreement (the “Stock Issuance”).

Votes For	109,570,550
Votes Against	416,386
Votes Abstained	91,323

The Stock Issuance proposal was approved by the requisite vote of the Company’s stockholders.

Proposal No. 2 to adjourn the Special Meeting to solicit additional proxies was deemed not necessary because there was a quorum present at the Special Meeting and there were sufficient votes at the time of the Special Meeting to approve the Stock Issuance proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024

BigBear.ai Holdings, Inc.

By:	/s/ Sean Ricker
Sean Ricker
Chief Accounting Officer